SUPPLEMENT

               Dated July 23, 1997 to Prospectus Dated May 1, 1997

                           GE Investments Funds, Inc.


Please keep this Supplement with your prospectus dated May 1, 1997.

The following change is made to the second sentence of the second paragraph on page 3:

GMG/Seneca Capital Management, L.L.C. has changed its name to Seneca Capital Management, LLC.

The following is added to the end of the second paragraph on page 3:

GEIM has engaged State Street Global Advisors ("SSGA") as investment sub-adviser to provide day-to-day portfolio management to the S&P 500 Index Fund. (As used herein, "Adviser" also refers to SSGA.) For more information about SSGA, see page 35.

The following replaces the third paragraph on page 35:

Seneca, a limited liability company, is the investment adviser for the Real Estate Securities Fund pursuant to an investment sub-advisory agreement effective July 24, 1997. Seneca is located at 909 Montgomery Street, San Francisco, CA 94133. Seneca is a majority owned subsidiary of Phoenix Duff & Phelps Corporation ("Phoenix"). PM Holdings, a wholly owned subsidiary of Phoenix Home Life Mutual Insurance Company, in turn, owns 60% of the stock of Phoenix. The remaining 40% of the stock of Phoenix is publicly held and traded on the New York Stock Exchange. Seneca provides investment management services to foundations, endowments, corporations, mutual funds, and private accounts. Seneca's predecessor was founded in 1989 and Seneca currently manages approximately $3.8 billion in equity, fixed-income and real estate assets.

The following is added to the bottom of page 35:

SSGA is the investment sub-adviser to the S&P 500 Index Fund pursuant to an investment sub-advisory agreement with GEIM effective July 24, 1997. SSGA is a division of State Street Bank and Trust Company ("State Street"). SSGA is located at Two International Place, Boston, Massachusetts 02110. State Street is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street, with over $292 billion under management as of December 31, 1996, provides complete global investment management services from offices in the United States, London, Sydney, Hong Kong, Tokyo, Toronto, Montreal, Luxembourg, Melbourne, Paris, Dubai, Munich and Brussels.

The following is added is to page 36:

The sub-advisory agreement between SSGA and GEIM provides that SSGA would receive from GEIM a maximum fee for its services of .05% of the S&P 500 Index Fund's average daily net assets on an annual basis.

James B. May leads a team of portfolio managers for the S&P 500 Index Fund. Mr. May has been an investment officer and portfolio manager in the U.S. Structured Products Group of State Street since 1994. From 1991 to 1993, Mr. May served as an Investment Support Analyst in the U.S. Passive Services Group of State Street. Mr. May holds a B.S. in finance from Bentley College and an M.B.A. from Boston College.